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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-13143, 333-13717, 333-53139 and 333-55878) of
Millennium Chemicals Inc. of our report dated March 12, 2001 relating to the Equistar Chemicals, LP financial statements, which appears in this Annual Report on Form 10-K.




PRICEWATERHOUSECOOPERS LLP
Houston, TX
March 29, 2001